--------------------------------------------------------------------------------
                       Office of the United States Trustee
                                  Exhibit 99.18
--------------------------------------------------------------------------------


------------------------------------       -------------------------------------
In re:                                     DEBTOR IN POSSESSION OPERATING REPORT
AMERICAN WASTE TRANSPORT, INC.             REVISED
                                           -------
                                           Report Number: 3          Page 1 of 3


                      Debtor.              For the period FROM: February 1, 2001
                                                          TO: February 28, 2001
-----------------------------------        -------------------------------------
Chapter 11 Case No: LA 00-44134 ES
-----------------------------------        -------------------------------------

1.   Profit and Loss Statement (Accrual Basis Only        ($000's))
     A.  Related to Business Operations:
         Gross Sales                                                       SEE ATTACHED
                                                                          --------------------
         Less: Sales Returns and Discounts   (Bad Debts included)
                                                                          --------------------
              Net Sales
                                                                                               --------------------
         Less: Cost of Goods Sold:
         Beginning Inventory at Cost
                                                                          --------------------
         Add: Purchases
                                                                          --------------------
         Less: Ending Inventory at Cost
                                                                          --------------------
              Cost of Goods Sold
                                                                                               --------------------
                  Gross Profit
                                                                                                                    ----------------
                  Other Operating Revenues (Specify)
                                                                                                                    ----------------
         Less: Operating Expenses:
         Officer Compensation
                                                                          --------------------
         Salaries and Wages - Other Employees
                                                                          --------------------
              Total Salaries and Wages
                                                                                               --------------------
              Employee Benefits and Pensions
                                                                                               --------------------
         Payroll Taxes
                                                                          --------------------
         Real Estate Taxes
                                                                          --------------------
         Federal and State Income Taxes
                                                                          --------------------
              Total Taxes
                                                                                               --------------------
         Rent and Lease Exp. (Real Property and Personal Property)
                                                                          --------------------
         Interest Expense (Mortgage, Loan, etc.)
                                                                          --------------------
         Insurance
                                                                          --------------------
         Automobile Expense
                                                                          --------------------
         Utilities (Gas, Electricity, Water, Telephone, etc.)
                                                                          --------------------
         Depreciation and Amortization
                                                                          --------------------
         Repairs and Maintenance
                                                                          --------------------
         Advertising    (In cost of sales)
                                                                          --------------------
         Supplies, Office Expenses, Photocopies, etc.
                                                                          --------------------
         Bad Debts
                                                                          --------------------
         Miscellaneous Operating Expenses (Specify)
                                                                          --------------------
              Total Operating Expenses
                                                                                               --------------------
                  Net Gain/Loss from Business Operations
                                                                                                                    ----------------
     B.  Not Related to Business Operations:
         Income:
              Interest Income
                                                                                               --------------------
              Other Non-Operating Revenues (Specify)
                                                                                               --------------------
              Gross Proceeds on Sale of Assets
                                                                          --------------------
              Less: Original Cost of Assets plus Expenses of Sale
                                                                          --------------------
                  Net Gain/Loss of Sale of Assets
                                                                                               --------------------
              Total Non-Operating Income   Sales Tax Refund
                                                                                                                    ----------------
         Expenses Not Related to Business Operations:
              Legal and Professional Fees (Specify)  See page 3, #7
                                                                                               --------------------
              Other Non-Operating Expenses (Specify)BarDateNtc
                                                                                               --------------------
              Total Non-Operating Expenses
                                                                                                                    ----------------
     NET INCOME / LOSS FOR PERIOD
                                                                                                                    ----------------

--------------------------------------------------------------------------------
             DEBTOR IN POSSESSION OPERATING REPORT NO: 3             Page 2 of 3
--------------------------------------------------------------------------------
2. Aging of Accounts Payable and Accounts Receivable (exclude pre-petition accounts payable):


                                      Accounts Payable       Accounts Receivable
                                      ----------------       -------------------


         Current     Under 30 Days    $                      $
         Overdue     31 - 60 Days
         Overdue     61 - 90 Days
         Overdue     91 - 120 Days
         Overdue     Over 121 Days
         TOTAL                        $0.00                  $
                                      ----------------       -------------------


3.       State of Status of Payments to Secured Creditors and Lessors:

                          Frequency                              Post-Petition
                       of Payments Per     Amount      Next   Payments Not Made*
          Creditor/   Contract / Lease     of Each   Payment
          Lessor      (i.e., mo., qtr.)    Payment     Due       Number Amount
          Not applicable---------------    -------     ---       -------------
          ------      -----------------    -------     ---       -------------
          ------      -----------------    -------     ---       -------------

         *Explanation for Non-Payment:
                                      --------------------------------------

4.       Tax Liability:
                    Gross Payroll Expense for Period:             $  167,013.60
                                                                   -------------
                    Gross Sales for Period Subject to Sales Tax   $        0.00
                                                                   -------------


                                                                   Post-Petition
                                                                     taxes Still
                                           Date Paid   Amount Paid*     Owing
                                           ---------   ------------     -----


    Federal Payroll and Withholding Taxes              $29,886.86
    State Payroll and Withholding Taxes                $ 6,895.13
    State Sales and Use Taxes
    Real Property Taxes*****



     ****Includes personal property tax    * Attach photocopies of depository
                                             receipts from taxing authorities or
                                             financial institutions to verify
                                             that such deposits or payments have
                                             been made.

5.       Insurance Coverage:                   Carrier /         Amount       Policy             Premium
                                                 Agent             of       Expiration        Paid Through
                                                  Name          Coverage       Date               Date
                                             -----------  ----------------- --------------- ------------------
         Worker's Compensation                    SEE          ATTACHMENT
         Liability
         Fire and Extended Coverage
         Property
         Theft
         Life (Beneficiary:         )
                           ---------
         Vehicle
         Other (Specify):
                         ----------------
                     Umbrella Liability
          -------------------------------

--------------------------------------------------------------------------------
             DEBTOR IN POSSESSION OPERATING REPORT NO: 3             Page 3 of 3
--------------------------------------------------------------------------------
6.       Questions:


         A. Has the Debtor in Possession provided compensation to any officers, directors, shareholders, or other principals without the approval of the Office of the United States Trustee?


                  Yes     Explain:
               ---                 ---------------------------------------------
                X No
               ---                 ---------------------------------------------


         B. Has the Debtor in Possession, subsequent to the filing of the petition, made any payments on its pre-petition unsecured debt, except as have been authorized by the Court:


                  Yes     Explain:
               ---                 ---------------------------------------------
                X No
               ---                 ---------------------------------------------


7.       Statement of Unpaid Professional Fees (Post-Petition Amounts Only)


                                    State Type of                 Total Post-
                                    Professional               Petition Amount
     Name of Professional     (Attorney/Accountant/etc.)            Unpaid
--------------------------------------------------------------------------------
   Irell & Manella LLP                Attorney                      $29,258.78
--------------------------------------------------------------------------------


8. Narrative Report of Significant Events and Events out of the Ordinary Course of Business: (Attach separate sheet if necessary)



--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


9.       Quarterly Fees: (This Fee must be paid to the United States Trustee every calendar quarter)
         ------------------- ----------------- ---------------- ----------------- ----------------- ----------------- --------------
             Quarterly            Total                                                                                  Quarterly
               Period         Disbursements       Quarterly           Date             Amount            Check           Fee Still
               Ending          For Quarter           Fee              Paid              Paid              No.              Owing
         ------------------- ----------------- ---------------- ----------------- ----------------- ----------------- --------------
         December  2000        $ 241,105.56    $  1,500.00      Feb 7,2001         $  1,500.00      1127
         ------------------- ----------------- ---------------- ----------------- ----------------- ----------------- --------------
         ------------------- ----------------- ---------------- ----------------- ----------------- ----------------- --------------


I, (Name/Title: Eugene Tidgewell, Vice President), declare under penalty of perjury that the information contained in the above Debtor in Possession
Operating Report is true and complete to the best of my knowledge.


Dated:       June      , 2001
                   ----
                                                 /s/ Eugene W. Tidgewell
                                                 -------------------------------
                         Debtor in Possession or Trustee


                            AMERICAN WASTE TRANSPORT
                                  PROFIT & LOSS
                                  FEBRUARY 2001
                                                                                       Feb 01
                                                                                  ----------------
       Ordinary Income/Expense
                 Income
                       4000 -  TRANSPORTATION                                           424,263.22
                       4001 -  LOADING FEES                                              53,513.18
                                                                                  ----------------
                 Total Income                                                          477,776.40


                 Cost of Goods Sold
                       5200  -  DRIVER COST
                            5210 -  DRIVER WAGES                                        121,865.24
                            5220 -  DRIVER PAYROLL TAXES                                 12,978.64
                                                                                  ----------------
                       Total 5200 -  DRIVER COST                                        134,843.88


                       5300  -  INSURANCE
                            5310 -  MEDICAL                                               7,263.42
                            5320 -  LIABILITY                                            80,439.92
                            5330 -  WORKERS' COMPENSATION                                36,281.16
                                                                                  ----------------
                       Total 5300 -  INSURANCE                                          123,984.50


                       5500 -   FUEL                                                     60,398.40
                       5600 -   REGISTRATION                                             10,140.67
                       5700 - REPAIR & MAINTENANCE
                            5710 -  MECHANIC WAGES                                       38,548.36
                            5715 -  PAYROLL TAXES - MECHANIC                              3,921.74
                            5720 -  TIRES                                                 9,441.02
                            5725 -  TIRE SERVICE                                          3,110.91
                            5730 -  TRUCK MAINTENANCE                                     7,125.82
                            5735 -  TRUCK REPAIR- PARTS                                   1,627.89
                            5740 -  TRAILER MAINTENANCE                                      68.31
                            5745 -  TRAILER REPAIRS                                         595.35
                            5750 -  TRUCK WASH                                              800.00
                            5700 -  REPAIR & MAINTENANCE - Other                         13,461.59
                                                                                  ----------------
                       Total 5700 -  REPAIR & MAINTENANCE                                78,700.99
                                                                                  ----------------


                 Total COGS                                                            408,068.44
                                                                                  ----------------


            Gross Profit                                                                69,707.96
                 Expense
                       6005 -   ADMINISTRATIVE EXPENSE                                     401.56
                       6020 -   AUTO EXPENSES
                            6022 -  GAS & OIL                                              325.94
                                                                                  ----------------
                       Total 6020 -  AUTO EXPENSES                                         325.94


                       6050 -  BANK CHARGES                                                164.99
                       6110 -  CORPORATE ALLOCATION                                     53,887.27
                       6200 -  DUES AND SUDSCRIPTIONS                                       26.00
                       6510 -  MAINTENANCE                                                  75.81
                       6530 -  MEDICAL INSURANCE                                          -245.70
                       6580 -  OFFICE WAGES                                              6,600.00
                       6585 -  PAYROLL TAXES - OFFICE                                      692.34


                            AMERICAN WASTE TRANSPORT
                                  Profit & Loss
                                  February 2001

                                                                                      Feb 01
                                                                                  ----------------


                       6756 -  RENT                                                      2,109.80
                       6900  -  UTILITIES
                            6920 -  ELECTRIC                                               174.13
                            6940 -  TELEPHONE                                            6,032.51
                            6960 -  WASTE                                                  402.38
                                                                                  ----------------
                       Total 6900 -  UTILITIES                                           6,609.02


                       6999 -  UNCATEGORIZED EXPENSES                                        0.00
                                                                                  ----------------
                 Total Expense                                                          70,647.03
                                                                                  ----------------
       Net Ordinary Income                                                                -939.07


      Other Income/Expense
            Other Expense
                 8500  -  DEBT SERVICE
                       8560 -  THE ASSOCIATES                                            15,492.66
                       8580 -  VOLVO COMMERCIAL FINANCE                                  15,631.46
                                                                                  ----------------
                 Total 8500 -  DEBT SERVICE                                              31,124.12
                                                                                  ----------------
            Total Other Expense                                                          31,124.12
                                                                                  ----------------
       Net Other Income                                                                 -31,124.12
                                                                                  ----------------
Net Income                                                                              -32,063.19
                                                                                  ================

                            AMERICAN WASTE TRANSPORT
                                A/R AGING SUMMARY
                             AS OF FEBRUARY 28, 2001


                   Current             1 - 30               31 - 60             61 - 90              > 90                 TOTAL
                --------------     ----------------     ----------------     --------------     ----------------     ---------------
 ALLIED WASTE       15,640.57           112,784.80            87,888.25               0.00            58,103.08          274,416.70
 BFI CENTRAL          -207.65           115,060.00           162,505.73          35,010.00            48,532.01          360,900.09
 COAST              19,814.75           113,531.85                 0.00               0.00                 0.00          133,346.60
 CRT                 1,680.00            12,485.00            19,440.00          23,960.00                 0.00           57,565.00
 EDCO                    0.00            12,395.04            15,316.52           8,949.44                 0.00           36,661.00
 ORGANIC                 0.00             1,560.00             1,056.00           8,220.00            38,510.00           49,346.00
 POTENTIAL           3,345.00            23,200.00                15.00             215.00                 0.00           26,775.00
 UNIVERSAL               0.00            53,046.53                 0.00               0.00                 0.00           53,046.53
                --------------     ----------------     ----------------     --------------     ----------------     ---------------
TOTAL               40,272.67           444,063.22           286,221.50          76,354.44           145,145.09          992,056.92
                ==============     ================     ================     ==============     ================     ===============

                            AMERICAN WASTE TRANSPORT
                                A/P AGING SUMMARY
                             AS OF FEBRUARY 28, 2001



                                                Current         1 - 30        31 - 60        61 - 90      > 90         TOTAL
                                             ------------   -------------   -----------    ---------    ------     ------------
 "Y"TIRE SALES                                  5,454.15        3,255.61          0.00         0.00      0.00         8,709.76
 AIRGAS - WEST                                     40.60            0.00          0.00         0.00      0.00            40.60
 CONSTRUCTION MACHINERY INC.                        0.00            0.00       -174.92         0.00      0.00          -174.92
 COURT TRUSTEE                                    230.76            0.00          0.00         0.00      0.00           230.76
 GREYSTONE HEALTH SCIENCES CORPORATION             49.00            0.00          0.00         0.00      0.00            49.00
 HELIX WATER DISTRICT                               0.00           39.08          0.00         0.00      0.00            39.08
 LAWSON PRODUCTS INC.                               0.00            0.00       -140.45         0.00      0.00          -140.45
 MOBILE MINI, Inc.                                709.80            0.00          0.00         0.00      0.00           709.80
 MYRNA CAMARENA                                   138.46            0.00          0.00         0.00      0.00           138.46
 OFFICE OF THE DISTRICT ATTORNEY                1,020.88            0.00          0.00         0.00      0.00         1,020.88
 PACIFIC BELL                                     199.41            0.00          0.00         0.00      0.00           199.41
 PERFORMANCE POWER SYSTEMS, Inc.                   96.00            0.00          0.00         0.00      0.00            96.00
 PRAXAIR DISTRIBUTION, Inc.                       108.10           19.19          0.00         0.00      0.00           127.29
 SAN DIEGO WELDERS SUPPLY, Inc.                   447.59            0.00          0.00         0.00      0.00           447.59
 SORIANO'S MOBIL WASH                             375.00            0.00          0.00         0.00      0.00           375.00
 STATE COMPENSATION INSURANCE FUND             30,801.63            0.00          0.00         0.00      0.00        30,801.63
 STATE OF CALIFORNIA 2                            409.04            0.00          0.00         0.00      0.00           409.04
 TCI TIRE CENTERS, LLC                            251.30            0.00          0.00         0.00      0.00           251.30
 THE ASSOCIATES                                     0.00       15,492.66          0.00         0.00      0.00        15,492.66
 THE DICKSON TRUST                                  0.00       -1,400.00          0.00         0.00      0.00        -1,400.00
 THE SOCO GROUP, Inc.                          17,310.70        4,489.28          0.00         0.00      0.00        21,799.98
                                             ------------   -------------   -----------    ---------    ------     ------------
TOTAL                                          57,642.42       21,895.82       -315.37         0.00      0.00        79,222.87
                                             =============  ==============  ============   ==========   =======    =============

                                AWT POST ACCRUAL
                             TRANSACTIONS BY ACCOUNT
                            AS OF FEBRUARY 28, 2001



                                Type      Date     Num     Name         Memo        Class  Clr         Split                Amount
                               ------  ---------  -----  ----------  ------------   ------ ---- ----------------------    ----------
2020-ACCRUED FEDERAL
     PAYROLL TAXES
                               Check   02/08/2001  WIRE  SANWA BANK                             1003-SANWA PAYROLL TAXES   -7,795.92
                               Check   02/14/2001  WIRE  SANWA BANK                             1003-SANWA PAYROLL TAXES   -7,582.61
                               Check   02/20/2001  WIRE  SANWA BANK                             1003-SANWA PAYROLL TAXES   -6,962.34
                               Check   02/28/2001  WIRE  SANWA BANK                             1003-SANWA PAYROLL TAXES   -7,545.99
                                                                                                                           ---------
TOTAL FEDERAL
TAX PAYMENTS                                                                                                              -29,886.86
                                                                                                                           ---------



                                Type      Date     Num     Name         Memo        Class  Clr         Split                Amount
                               ------  ---------  -----  ----------  ------------   ------ ---- ----------------------    ----------


2021-ACCRUED STATE
     PAYROLL TAXES
                               Check   02/07/2001  103   EMPLOYMENT DEVELOPMENT DEPT.           1003-SANWA PAYROLL TAXES   -1,891.58
                               Check   02/09/2001  1001  EMPLOYMENT DEVELOPMENT DEPT.           1003-SANWA PAYROLL TAXES   -1,779.15
                               Check   02/19/2001  1003  EMPLOYMENT DEVELOPMENT DEPT.           1003-SANWA PAYROLL TAXES   -1,608.70
                               Check   02/26/2001  1004  EMPLOYMENT DEVELOPMENT DEPT.           1003-SANWA PAYROLL TAXES   -1,615.70
                                                                                                                           ---------
TOTAL STATE TAX PAYMENTS                                                                                                   -6,895.13
                                                                                                                           ---------


                               INSURANCE COVERAGE
                               ------------------


                            AGENT                COVERAGE              EXPIRATION                PREMIUM
       CARRIER              NAME                  AMOUNT                  DATE                 PAID TO DATE


   USBC - Legion          Andreini &             1,000,000               9/23/01                  2/28/01
   AWT-State Fund         Company                1,000,000               9/23/01                  2/28/01



   Penn America           Mark Novy              2,000,000               9/23/01                  2/28/01
   Penn America           Mark Novy
   Penn America           Mark Novy


   Penn America           Mark Novy              1,000,000               9/23/01                  2/28/01



   Penn America           Mark Novy              1,000,000               9/23/01                  2/28/01






   Lloyds of London       Mark Novy       Comp & Collision               9/23/01                  2/28/01


   Penn America           Mark Novy              1,007,497                                        2/28/01



   Penn America           Mark Novy              5,000,000               9/23/01                  2/28/01
   General Sec.


   Scottsdale             Mark Novy              ########                9/26/00                  2/28/01